                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                            AvalonBay Communities, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                     AVALONBAY COMMUNITIES, INC. LETTERHEAD


                                                                  April 17, 2001


Dear Fellow Stockholder:

       We previously sent to you a proxy statement for our 2001 Annual Meeting of Stockholders to be held on May 8, 2001. The proxy statement described three proposals. Your Board of Directors recommends a vote FOR Proposals 1 and 2 and AGAINST PROPOSAL 3.

       YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you may own. If you have not yet voted, please vote TODAY by telephone, by Internet, or by signing and returning the enclosed voting form in the postage-paid envelope provided.

       Thank you for your support.


                                           Sincerely,



                                           /s/ Richard L. Michaux
                                           -----------------------------------
                                           Richard L. Michaux
                                           EXECUTIVE CHAIRMAN




       ==================================================================

                                 IMPORTANT NOTE:

               REMEMBER, YOU MAY VOTE BY TELEPHONE OR INTERNET --
        Simply follow the easy instructions on the enclosed voting form.

                If you have any questions, or need assistance in
              voting your shares, please call our proxy solicitor:

                           INNISFREE M&A INCORPORATED
                           TOLL-FREE AT 1-888-750-5834

       ==================================================================

                                                            Form of Proxy Card

               TO SUBMIT YOUR PROXY BY MAIL, PLEASE DETACH HERE
------------------------------------------------------------------------------


                         AVALONBAY COMMUNITIES, INC.

      ANNUAL MEETING OF STOCKHOLDERS, MAY 8, 2001, 10:30 A.M. LOCAL TIME
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               P  R  O  X  Y

The undersigned hereby appoints Gilbert M. Meyer, Richard L. Michaux and Thomas J. Sargeant, and each of them, each with full power of substitution, to act as proxy for the undersigned, and to represent and vote all shares of common stock, par value $0.01 per share, of AvalonBay Communities, Inc. (the "Company") held of record by the undersigned as of the close of business on March 19, 2001 and which the undersigned is entitled to vote only at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held on May 8, 2001, 10:30 a.m. local time, and any adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present at the Annual Meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2, AND "AGAINST" PROPOSAL 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE ONE OR MORE NOMINEES ARE UNABLE OR UNWILLING TO SERVE AND MATTERS INCIDENTAL TO THE CONDUCT OF THE ANNUAL MEETING. STOCKHOLDERS WHO PLAN TO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXY BY CASTING THEIR VOTE AT THE ANNUAL MEETING IN PERSON.

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE

---------------                                                ---------------
  SEE REVERSE                                                    SEE REVERSE
     SIDE                                                           SIDE
---------------                                                ---------------

Please take a moment now to authorize a proxy to vote your shares of AvalonBay
 Communities, Inc. common stock for the 2001 Annual Meeting of Stockholders.

                      YOU CAN AUTHORIZE A PROXY TO VOTE
                   YOUR SHARES TODAY IN ONE OF THREE WAYS:

1. BY TELEPHONE--Upon calling the toll-free telephone number below, you will be asked to enter the Control Number below. Then, if you wish to authorize a proxy to vote as recommended by the Board of Directors, simply press 1. If you do not wish to authorize a proxy to vote as the Board recommends with respect to one or more of the proposals, you need only respond to a few simple prompts. Your vote will be confirmed and cast as you directed. (Telephone voting is available for residents of the U.S. and Canada only.)

                                             ---------------------------------
      CALL TOLL-FREE 1-866-814-2808              YOUR CONTROL NUMBER IS:
       ON A TOUCH-TONE TELEPHONE.

                                             ---------------------------------

                                      OR

2. BY INTERNET--Access http://www.proxyvotenow.com/avb, enter the Control Number shown above and respond to a few simple prompts.

------------------------------------------------------------------------------
You may authorize a proxy to vote your shares by telephone or Internet anytime until 5:00 p.m. Eastern Standard time, on May 7, 2001. Submitting your proxy by telephone or Internet authorizes the named proxies in the same manner as if you had executed and delivered a proxy card.
------------------------------------------------------------------------------

                                      OR

3. BY MAIL--You may submit your proxy by completing, signing, dating and returning the proxy card in the envelope provided to: AvalonBay Communities, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5143, New York, NY 10126-2375.


               TO SUBMIT YOUR PROXY BY MAIL, PLEASE DETACH HERE
------------------------------------------------------------------------------

|X| PLEASE MARK YOUR VOTES
    AS IN THIS EXAMPLE

------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2, AND
                             "AGAINST" PROPOSAL 3

1. To elect the following individuals to serve as Directors of AvalonBay Communities, Inc. until their respective successors are duly elected and qualified: (01) Gilbert M. Meyer, (02) Richard L. Michaux, (03) Bryce Blair, (04) Bruce A. Choate, (05) John J. Healy, Jr., (06) Lance R. Primis,
   (07) Allan D. Schuster, (08) Charles D. Peebler, Jr. and (09) Amy P.
   Williams

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY NOMINEE(S), MARK "FOR ALL EXCEPT" AND WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE PROVIDED BELOW.

--------------------------------

                               VOTE         FOR ALL
                    FOR      WITHHELD        EXCEPT

                    | |        | |            | |

2. To amend the 1994 Stock Incentive Plan,            FOR   AGAINST   ABSTAIN
   as amended and restated.                           | |     | |       | |

3. To consider and act upon a stockholder             FOR   AGAINST    ABSTAIN
   proposal if properly presented to the              | |     | |       | |
   Annual Meeting.

4. To transact such other business that may be properly presented to the Annual Meeting.
------------------------------------------------------------------------------

The undersigned acknowledges receipt from AvalonBay Communities, Inc., prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a proxy statement dated April 2, 2001 and an Annual Report to Stockholders.

Date:                          , 2001
     --------------------------

-----------------------------------------------
Signature of Stockholder

-----------------------------------------------
Signature of Stockholder

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. If executed by a company or partnership, the proxy should be executed in the full corporate or partnership name and signed by a duly authorized person, stating his or her title or authority.